--------------------------------------------------------------------------------
T. Rowe Price
--------------------------------------------------------------------------------
TAX-FREE SHORT-INTERMEDIATE FUND

August 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

                                                                      Percent of
                                                                      Net Assets
--------------------------------------------------------------------------------
Pre-refunded Bonds                                                        41%
--------------------------------------------------------------------------------
General Obligation - State                                                14
--------------------------------------------------------------------------------
General Obligation - Local                                                10
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                                      7
--------------------------------------------------------------------------------
Educational Revenue                                                        5
--------------------------------------------------------------------------------
Hospital Revenue                                                           4
--------------------------------------------------------------------------------
Lease Revenue                                                              3
--------------------------------------------------------------------------------
Housing Finance Revenue                                                    3
--------------------------------------------------------------------------------
Industrial and Pollution
   Control Revenue                                                         2
--------------------------------------------------------------------------------
Water and Sewer Revenue                                                    2
--------------------------------------------------------------------------------
Nuclear Revenue                                                            2
--------------------------------------------------------------------------------
Electric Revenue                                                           2
--------------------------------------------------------------------------------
Air and Sea Transportation
   Revenue                                                                 2
--------------------------------------------------------------------------------
Solid Waste Revenue                                                        2
--------------------------------------------------------------------------------
Miscellaneous Revenue                                                      1
--------------------------------------------------------------------------------
Escrowed to Maturity                                                       1
--------------------------------------------------------------------------------
Other Assets Less Liabilities                                             -1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price Tax-Free Short-Intermediate Fund/August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                                                             Amount          Value
                                                                                           ---------       ---------
ALABAMA -- 1.1%
Jefferson County, Capital Appreciation Warrants, GO, (MBIA Insured),
         Zero Coupon, 4/1/98.....................................................          $   3,545       $   3,179
Mobile, Capital Improvement Warrants, GO, (MBIA Insured),
         4.75%, 8/15/96..........................................................              1,715           1,728
--------------------------------------------------------------------------------------------------------------------
ALASKA -- 1.8%
Anchorage, Electric Utility, (MBIA Insured), 7.625%, 12/1/15
      (Pre-refunded 6/1/96+).....................................................              7,770           8,132
--------------------------------------------------------------------------------------------------------------------
ARIZONA -- 6.6%
Arizona, COP, (AMBAC Insured), 5.40%, 9/1/98.....................................              1,000           1,031
Arizona Transportation Board, 6.35%, 7/1/05 (Pre-refunded 7/1/01+)...............              6,400           7,075
         6.50%, 7/1/11 (Pre-refunded 7/1/01+)....................................              2,375           2,642
   Excise Tax, Maricopa County Regional Area Road Fund, TRAN,
         7.30%, 7/1/98...........................................................              4,500           4,707

TFS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
Maricopa County, Kyrene Elementary School Dist., GO, (FGIC Insured),
         Zero Coupon, 1/1/96.....................................................          $   1,250       $   1,234
         Zero Coupon, 7/1/96.....................................................              1,500           1,452
   Mesa Unified School Dist. No. 4, GO, (FGIC Insured),
         Zero Coupon, 7/1/98.....................................................              2,675           2,374
Mesa, GO, (AMBAC Insured), 6.75%, 7/1/98.........................................              5,800           6,205
Phoenix, Street and Highway User, 7.30%, 7/1/98 (Escrowed to Maturity)...........                900             960
Tucson, 7.90%, 7/1/15 (Pre-refunded 7/1/96+).....................................              2,000           2,104
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA -- 2.5%
California, GO, 5.75%, 4/25/96...................................................              5,000           5,060
California Housing Fin. Agency, 5.75%, 8/1/98....................................                500             515
Los Angeles County Metropolitan Transportation Auth., Sales Tax,
         6.90%, 7/1/21 (Pre-refunded 7/1/01+)....................................              5,000           5,700
--------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.2%
Metropolitan Washington D.C. Airports Auth.,
      (FGIC Insured), 6.80%, 10/1/98 *...........................................                750             798
--------------------------------------------------------------------------------------------------------------------
FLORIDA -- 2.9%
East County Water Control Dist., Lee County Drain, 14.00%, 11/1/00
      (Pre-refunded 11/1/96+)....................................................              1,075           1,246
         14.00%, 11/1/01 (Pre-refunded 11/1/96+).................................              1,220           1,414
Florida Dept. of Natural Resources, (MBIA Insured), 5.75%, 7/1/96................              2,400           2,435
Florida Municipal Power Agency, St. Lucie Project, 7.00%, 10/1/97
      (Pre-refunded 10/1/96+)....................................................              1,000           1,054
Jacksonville, Excise Tax, (MBIA Insured), 6.90%, 10/1/98.........................              3,610           3,899
Jacksonville Electric Auth., 6.90%, 10/1/19 (Pre-refunded 4/1/97+)...............              3,000           3,178
--------------------------------------------------------------------------------------------------------------------
GEORGIA -- 4.2%
Fulton County School Dist., 7.625%, 5/1/17 (Pre-refunded 5/1/97+)................              9,400          10,218
Georgia, GO, 7.00%, 11/1/97......................................................              1,000           1,066
Gwinnett County Water and Sewerage Auth., COP, GO, 8.05%, 8/1/98.................              1,000           1,104
Metropolitan Atlanta Rapid Transit Auth., Sales Tax, 5.90%, 7/1/99...............              1,850           1,944
Municipal Electric Auth. of Georgia, 7.20%, 1/1/97...............................              3,000           3,091
         7.40%, 1/1/98...........................................................              1,500           1,546
--------------------------------------------------------------------------------------------------------------------
IDAHO -- 0.4%
Idaho HFA, St. Lukes Regional Med. Center, VRDN (Currently 3.50%)................              1,750           1,750
--------------------------------------------------------------------------------------------------------------------
ILLINOIS -- 4.0%
Chicago Public Building Commission, Chicago Board of Ed.,
      (FGIC Insured), 7.45%, 1/1/97..............................................              1,200           1,255
         7.50%, 1/1/98...........................................................              1,000           1,075
Du Page Water Commission, 6.80%, 5/1/07 (Pre-refunded 5/1/97+)...................              2,000           2,129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
Illinois, Sales Tax, 7.80%, 6/15/04 (Pre-refunded 6/15/97+)......................          $   3,200       $   3,471
         7.60%, 6/15/08 (Pre-refunded 6/15/97+)..................................              2,050           2,217
Kane, Cook and DuPage County School Dist., GO,
      (FGIC Insured), 9.00%, 1/1/98..............................................              1,350           1,490
Metropolitan Pier and Exposition Auth., Dedicated State Sales Tax,
         7.60%, 6/1/98...........................................................              1,500           1,571
Metropolitan Water Dist. of Greater Chicago, 7.50%, 1/1/98.......................              1,000           1,071
         7.80%, 1/1/03 (Pre-refunded 1/1/98+)....................................                860             930
         7.80%, 1/1/04 (Pre-refunded 1/1/98+)....................................                800             865
Southwestern Illinois Dev. Auth., Solid Waste Disposal,
   Shell Oil Company, Wood River, VRDN (Currently 3.65%)*........................              1,800           1,800
--------------------------------------------------------------------------------------------------------------------
INDIANA -- 0.9%
Indiana HFFA, Methodist Hosp., 4.30%, 9/1/95.....................................                500             500
         4.60%, 9/1/96...........................................................                545             548
Indiana Office Building Commission, Capital Complex, 8.40%, 7/1/03
      (Pre-refunded 7/1/97+).....................................................              2,570           2,819
--------------------------------------------------------------------------------------------------------------------
KANSAS -- 0.2%
Butler County, Solid Waste Disposal Fac., TEXACO Refining,
         VRDN (Currently 3.70%)*.................................................              1,000           1,000
--------------------------------------------------------------------------------------------------------------------
KENTUCKY -- 1.0%
Kentucky Turnpike Auth., Economic Dev. Road Revitalization,
         8.25%, 7/1/07 (Pre-refunded 7/1/97+)....................................              2,460           2,690
Owensboro Electric Light and Power System, (AMBAC Insured),
         Zero Coupon, 1/1/96.....................................................              2,000           1,975
--------------------------------------------------------------------------------------------------------------------
LOUISIANA -- 4.0%
East Baton Rouge Sewage Commission, 9.125%, 9/1/06
      (Pre-refunded 9/1/97+).....................................................              6,000           6,759
Louisiana, GO, (MBIA Insured), 8.00%, 5/1/98.....................................              2,000           2,189
Louisiana Offshore Terminal, 6.95%, 9/1/96.......................................              1,050           1,077
Louisiana PFA, Sisters of Mercy Health System, 7.25%, 6/1/98.....................              1,000           1,066
   Student Loan, 6.10%, 9/1/00...................................................              1,425           1,490
Louisiana Recovery Dist., (AMBAC Insured), 7.375%, 7/1/96........................              1,620           1,665
Plaquemines Parish, The British Petroleum Company, VRDN
      (Currently 3.70%)*.........................................................              2,800           2,800
Saint Charles Parish, PCR, Shell Oil, VRDN (Currently 3.65%)*....................                700             700
--------------------------------------------------------------------------------------------------------------------
MARYLAND -- 8.8%
Baltimore City IDA, Days Inn, 12.625%, 12/1/04 (Pre-refunded 12/1/97+)...........              7,075           8,400
Maryland DOT, 6.50%, 11/1/99.....................................................              3,895           4,221
Maryland HHEFA, Francis Scott Key Medical Center, (FGIC Insured),
         6.75%, 7/1/23 (Pre-refunded 7/1/00+)....................................              4,100           4,572
   Howard County General Hosp., 8.25%, 7/1/18 (Pre-refunded 7/1/98+).............              2,600           2,931

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
Maryland HHEFA, Peninsula Regional Medical Center, 4.375%, 7/1/00................          $     245       $     239
         4.50%, 7/1/01...........................................................              1,200           1,161
         4.60%, 7/1/02...........................................................              1,175           1,124
         4.70%, 7/1/03...........................................................                650             624
   Univ. of Maryland Medical System, 9.50%, 1/1/14
      (Pre-refunded 7/22/96+)....................................................              9,845          10,513
Montgomery County, Consolidated Public Improvement, GO,
         6.80%, 11/1/00 (Pre-refunded 11/1/99+)..................................              3,315           3,686
Washington Suburban Sanitary Dist., GO, 7.25%, 1/1/02
      (Pre-refunded 1/1/97+).....................................................              2,000           2,123
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS -- 4.6%
Massachusetts, GO, 5.50%, 7/1/00.................................................             12,865          13,429
         7.25%, 7/1/05 (Pre-refunded 7/1/98+)....................................              2,175           2,385
         7.625%, 6/1/08 (Pre-refunded 6/1/01+)...................................              4,000           4,675
--------------------------------------------------------------------------------------------------------------------
MINNESOTA -- 0.5%
Minnesota PFA, Water Pollution Control, 5.70%, 3/1/99............................              2,000           2,088
--------------------------------------------------------------------------------------------------------------------
MISSISSIPPI -- 2.3%
Mississippi Higher Ed. Assistance Corp., Student Loan, 6.00%, 7/1/00.............              5,000           5,156
         6.10%, 1/1/01...........................................................              5,000           5,174
--------------------------------------------------------------------------------------------------------------------
MISSOURI -- 1.7%
Missouri Economic Dev., Export and Infrastructure Board, 6.75%, 9/1/96...........                835             839
Missouri HEFA, SSM Health Care, (MBIA Insured),
         VRDN (Currently 3.50%)..................................................              4,000           4,000
Missouri Higher Ed. Loan Auth., Student Loan, 5.375%, 2/15/99....................              2,600           2,645
--------------------------------------------------------------------------------------------------------------------
MONTANA -- 0.6%
Montana Higher Ed. Student Assistance Corp., Student Loan,
         4.00%, 12/1/95*.........................................................              2,500           2,501
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY -- 1.3%
New Jersey Transportation Trust Fund Auth., 5.40%, 6/15/97.......................              2,000           2,051
         5.00%, 6/15/99..........................................................              3,500           3,592
--------------------------------------------------------------------------------------------------------------------
NEW MEXICO -- 1.3%
Farmington, San Juan Unit Project, 13.625%, 7/1/01
      (Pre-refunded 7/1/96+).....................................................              2,000           2,158
Gallup, PCR, Plains Electric Generation and Transmission Coop.,
      (MBIA Insured), 5.50%, 8/15/98.............................................              1,390           1,436
New Mexico, Severance Tax, 5.30%, 7/1/97.........................................                800             816
New Mexico Mortgage Fin. Auth., 5.90%, 1/1/99....................................              1,470           1,517
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
NEW YORK -- 10.8%
Dormitory Auth. of the State of New York, City Univ., 9.25%, 7/1/00..............          $   5,180       $   6,083
Metropolitan Transportation Auth., Service Contract, Transport Fac.,
         7.125%, 7/1/15 (Pre-refunded 7/1/01+)...................................              3,500           4,028
         7.50%, 7/1/16 (Pre-refunded 7/1/00+)....................................              8,480           9,760
Nassau County, GO, (FGIC Insured), 6.30%, 11/1/02................................              3,295           3,612
         6.30%, 11/1/03..........................................................              2,800           3,081
New York City, GO, 5.70%, 8/15/02................................................              5,310           5,331
New York State Local Gov't. Assistance Corp., 7.50%, 4/1/20
      (Pre-refunded 4/1/01+).....................................................              5,000           5,822
New York State Thruway Auth., Highway and Bridge Trust,
      (AMBAC Insured), 6.00%, 4/1/00.............................................              1,000           1,066
New York State Urban Dev. Corp., COP, 7.75%, 1/1/14
      (Pre-refunded 1/1/00+).....................................................              4,000           4,593
Port Auth. of New York and New Jersey, 4.90%, 9/1/97*............................              5,000           5,003
--------------------------------------------------------------------------------------------------------------------
OHIO -- 1.8%
Butler County Hosp. Fac., Middletown Regional Hosp., (FGIC Insured),
         6.00%, 11/15/97.........................................................              1,260           1,307
Clermont County, Hospital Fac., (AMBAC Insured), 7.50%, 9/1/19
      (Pre-refunded 9/1/99+).....................................................              5,040           5,714
Erie County, Firelands Community Hosp., 8.875%, 1/1/15
      (Pre-refunded 1/1/97+).....................................................              1,060           1,137
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 3.1%
Coatesville Area School Dist., (AMBAC Insured), 6.70%, 1/15/12
      (Pre-refunded 3/1/01+).....................................................              5,200           5,741
New Castle Area Hosp. Auth., St. Frances Hosp.,
         Zero Coupon, 11/15/97...................................................              2,535           2,299
Pennsylvania IDA, (AMBAC Insured), 6.00%, 1/1/99.................................              3,000           3,152
Pittsburgh, Water and Sewer Systems, (FGIC Insured), 6.50%, 9/1/14
      (Pre-refunded 9/1/01+).....................................................              2,500           2,793
--------------------------------------------------------------------------------------------------------------------
PUERTO RICO -- 2.1%
Puerto Rico Commonwealth, GO, (MBIA Insured), 5.50%, 7/1/01......................              9,000           9,466
--------------------------------------------------------------------------------------------------------------------
RHODE ISLAND -- 0.5%
Rhode Island Student Loan, 6.20%, 12/1/98........................................              2,000           2,079
--------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA -- 3.9%
Charleston Waterworks and Sewer System, 7.75%, 1/1/18
      (Pre-refunded 1/1/98+).....................................................              1,440           1,581
Piedmont Municipal Power Agency, (AMBAC Insured), 7.50%, 1/1/07
      (Pre-refunded 1/1/98+).....................................................              2,335           2,552
South Carolina, Capital Improvement, GO, 5.70%, 2/1/98...........................              2,400           2,460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
South Carolina Public Service Auth., (AMBAC Insured), 6.25%, 1/1/00**............          $   3,000       $   3,189
         6.25%, 1/1/01**.........................................................              2,000           2,142
   Santee Cooper, (AMBAC Insured), 6.50%, 7/1/24
      (Pre-refunded 7/01/02+)....................................................              5,000           5,615
--------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA -- 0.5%
South Dakota HDA, Homeownership Mortgage, 6.50%, 5/1/96..........................              2,005           2,038
         7.10%, 5/1/96...........................................................                390             398
--------------------------------------------------------------------------------------------------------------------
TENNESSEE -- 2.8%
Shelby County Health Ed. and Housing Fac.,
   Le Bonheur Children's Medical Center, 9.625%, 7/1/15
      (Pre-refunded 7/1/97+).....................................................              2,400           2,645
Tennessee, GO, BAN, VRDN (Currently 3.60%).......................................             10,000          10,000
--------------------------------------------------------------------------------------------------------------------
TEXAS -- 9.4%
Anderson County, Coffield State Prison, (AMBAC Insured),
         6.50%, 3/15/98..........................................................              2,000           2,109
Dallas, Water and Sewer, 9.50%, 4/1/97...........................................              1,515           1,639
Dallas-Fort Worth Regional Airport, 5.50%, 11/1/98...............................              2,000           2,065
Goose Creek Consolidated Independent School Dist., GO,
         Zero Coupon, 2/15/98....................................................              1,200           1,080
         Zero Coupon, 2/15/99....................................................              1,200           1,031
Harris County, Toll Road, (FGIC Insured), 6.625%, 8/15/11
      (Pre-refunded 8/15/97+)....................................................              2,350           2,512
      GO, 6.30%, 8/1/99..........................................................              1,725           1,851
Harris County Health Fac. Dev. Corp., St. Luke's Episcopal Hosp.,
         6.20%, 2/15/98..........................................................              1,420           1,479
Hays Consolidated Independent School Dist., GO,
         Zero Coupon, 2/15/98....................................................              1,050             945
Houston Water and Sewer System, (FGIC Insured), 5.55%, 12/1/95...................              2,050           2,058
Lower Colorado River Auth., (MBIA Insured), 7.625%, 1/1/16
      (Pre-refunded 1/1/98+).....................................................              2,645           2,898
Lubbock, Waterworks System, GO, 8.75%, 2/15/97...................................                510             543
         8.75%, 2/15/98..........................................................                510             563
Plano Independent School Dist., GO, (FGIC Insured), 8.625%, 2/15/97..............              2,100           2,238
Port of Houston Auth., Zero Coupon, 10/1/96......................................              2,360           2,262
         Zero Coupon, 10/1/97....................................................              2,660           2,442
San Antonio, GO, 8.625%, 8/1/97..................................................              1,200           1,299
   Water Systems, (FGIC Insured), 6.30%, 5/15/04.................................              3,000           3,281
Texas, GO, TRAN, 4.75%, 8/30/96..................................................              8,000           8,066
Texas Housing Agency, 6.15%, 3/1/97..............................................              1,005           1,027
         6.80%, 7/1/97...........................................................                150             155
         6.25%, 3/1/98...........................................................                310             320
         6.25%, 9/1/98...........................................................                260             269
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Amount          Value
                                                                                           ---------       ---------
UTAH -- 3.5%
Intermountain Power Agency, Utah Power Supply, 8.50%, 7/1/07
      (Pre-refunded 7/1/97+).....................................................          $   3,610       $   3,966
         8.625%, 7/1/21 (Pre-refunded 7/1/97+)...................................                840             925
Salt Lake County, Solid Waste Disposal, Kennecott Utah Copper,
         VRDN (Currently 3.85%)*.................................................              7,000           7,000
Univ. of Utah Board of Regents, Student Loan, (AMBAC Insured),
         4.45%, 11/1/95..........................................................              1,500           1,501
   Univ. Hosp., 5.50%, 5/15/97...................................................              1,860           1,898
Utah Housing Fin. Agency, 6.00%, 1/1/99..........................................                400             414
--------------------------------------------------------------------------------------------------------------------
VIRGINIA -- 6.2%
Chesapeake, GO, 7.00%, 5/1/97....................................................              1,850           1,940
Fairfax County, GO, 6.85%, 4/1/99 (Pre-refunded 4/1/97+).........................                900             944
   Sewer, (AMBAC Insured), 7.00%, 11/15/16
      (Pre-refunded 11/15/99+)...................................................              1,700           1,904
Fairfax County Water Auth., 7.25%, 1/1/27 (Pre-refunded 1/1/00+).................              3,250           3,656
Hampton Roads Sanitation Dist., 7.20%, 7/1/09 (Pre-refunded 7/1/99+).............              1,800           2,014
Newport News, GO, 7.25%, 1/1/98..................................................              1,300           1,388
Prince William County Water and Sewer, (FGIC Insured), 6.70%, 7/1/11
      (Pre-refunded 7/1/01+).....................................................              1,800           2,025
Virginia HDA, 9.875%, 9/1/95.....................................................                295             295
         4.65%, 5/1/96*..........................................................              1,500           1,507
         5.75%, 1/1/99*..........................................................              1,390           1,430
         5.90%, 1/1/00*..........................................................              1,865           1,919
Virginia Public Building Auth., 5.625%, 8/1/96...................................              2,170           2,201
         5.625%, 8/1/97..........................................................              2,295           2,365
Virginia Public School Auth., 5.60%, 1/1/99......................................              4,000           4,167
--------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 4.2%
Tacoma Electric System, (AMBAC Insured), 8.00%, 1/1/08
      (Pre-refunded 1/1/98+).....................................................              1,440           1,589
Washington, GO, 3.35%, 10/1/95...................................................              4,245           4,242
         3.70%, 8/1/96...........................................................              5,500           5,485
Washington HFA, Virginia Mason Medical Center, (MBIA Insured),
         6.80%, 7/1/96...........................................................              1,000           1,023
         7.20%, 7/1/98...........................................................              1,000           1,068
Washington Public Power Supply System, 3.50%, 7/1/96.............................              3,355           3,343
         3.75%, 7/1/96...........................................................              2,000           1,997
--------------------------------------------------------------------------------------------------------------------
WISCONSIN -- 1.2%
Wisconsin, GO, 6.90%, 5/1/99 (Pre-refunded 5/1/98+)..............................              5,000           5,350
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                             Value
                                                                                                           ---------
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 100.9% OF NET ASSETS
(COST $443,061)..................................................................                          $ 452,424
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES....................................................                             (3,842)
                                                                                                           ---------

NET ASSETS CONSIST OF:                                                                       Value
                                                                                           ---------
Accumulated net investment income - net of distributions.........................          $       9
Accumulated net realized gain/loss - net of distributions........................             (3,221)
Net unrealized gain (loss).......................................................              9,363
Paid-in-capital applicable to 84,115,401 shares of $0.01 par
   value capital stock outstanding; 1,000,000,000 shares authorized..............            442,431
                                                                                           ---------
NET ASSETS.......................................................................                          $ 448,582
                                                                                                           =========
NET ASSET VALUE PER SHARE........................................................                              $5.33
                                                                                                               =====
--------------------------------------------------------------------------------------------------------------------

    *  -  Interest subject to alternative minimum tax
   **  -  When-issued security
    +  -  Used in determining portfolio maturity
AMBAC  -  AMBAC Indemnity Corp.
  BAN  -  Bond Anticipation Note
  COP  -  Certificates of Participation
  DOT  -  Department of Transportation
 FGIC  -  Financial Guaranty Insurance Company
   GO  -  General Obligation
  HDA  -  Housing Development Authority
 HEFA  -  Health and Educational Facility Authority
  HFA  -  Health Facility Authority
 HFFA  -  Health Facility Financing Authority
HHEFA  -  Health and Higher Educational Facility Authority
  IDA  -  Industrial Development Authority
 MBIA  -  Municipal Bond Investors Assurance Corp.
  PCR  -  Pollution Control Revenue
  PFA  -  Public Facility Authority
 TRAN  -  Tax Revenue Anticipation Note
 VRDN  -  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price Tax-Free Short-Intermediate Fund/Six Months Ended August 31, 1995 (Unaudited)
(in thousands)

INVESTMENT INCOME
   Interest income..............................................     $ 11,350
                                                                     --------
Expenses
   Investment management........................................        1,001
   Shareholder servicing........................................          168
   Custody and accounting.......................................           83
   Registration.................................................           12
   Legal and audit..............................................           12
   Prospectus and shareholder reports...........................           10
   Directors....................................................            5
   Miscellaneous................................................            6
                                                                     --------
   Total expenses...............................................        1,297
                                                                     --------
Net investment income...........................................       10,053
                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Securities...................................................        2,110
   Futures......................................................          (52)
                                                                     --------
   Net realized gain (loss).....................................        2,058
                                                                     --------
Change in net unrealized gain or loss on securities.............        5,403
                                                                     --------
Net realized and unrealized gain (loss).........................        7,461
                                                                     --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............     $ 17,514
                                                                     ========

--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price Tax-Free Short-Intermediate Fund  (Unaudited)
(in thousands)

                                                                                Six Months Ended       Year Ended
                                                                                 Aug. 31, 1995       Feb. 28, 1995
                                                                                ----------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Net investment income.................................................          $  10,053           $  20,503
   Net realized gain (loss)..............................................              2,058              (3,632)
   Change in net unrealized gain or loss.................................              5,403              (4,859)
                                                                                   ---------           ---------
   Increase (decrease) in net assets from operations.....................             17,514              12,012
                                                                                   ---------           ---------
Distributions to shareholders
   Net investment income.................................................            (10,053)            (20,503)
                                                                                   ---------           ---------
Capital share transactions*
   Shares sold...........................................................             42,732             147,931
   Distributions reinvested..............................................              7,932              16,060
   Shares redeemed.......................................................            (63,627)           (242,144)
                                                                                   ---------           ---------
   Increase (decrease) in net assets from capital share transactions.....            (12,963)            (78,153)
                                                                                   ---------           ---------
Increase (decrease) in net assets........................................             (5,502)            (86,644)

NET ASSETS
Beginning of period......................................................            454,084             540,728
                                                                                   ---------           ---------
End of period............................................................          $ 448,582           $ 454,084
                                                                                   =========           =========
-------------------------------------------------------------------------------------------------------------------
 * Share information
   Shares sold...........................................................              8,074              28,235
   Distributions reinvested..............................................              1,497               3,070
   Shares redeemed.......................................................            (12,015)            (46,303)
                                                                                   ---------           ---------
   Increase (decrease) in shares outstanding.............................             (2,444)            (14,998)
                                                                                   =========           =========
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Tax-Free Short-Intermediate Fund / August 31, 1995  (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Short-Intermediate Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $135,716,000 and $131,097,000, respectively, for the six months ended August 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,682,000, $690,000 of which expire in 1996, $372,000 in 1998, and $1,620,000 in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $443,061,000 and net unrealized gain aggregated $9,363,000, of which $9,559,000 related to appreciated investments and $196,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $167,000 was payable at August 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $180,000 for the six months ended August 31, 1995, of which $38,000 was payable at period-end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price Tax-Free Short-Intermediate Fund (Unaudited)

                                                              For a share outstanding throughout each period
                                         -----------------------------------------------------------------------------------------
                                                                                          Year Ended
                                           Six Months       ----------------------------------------------------------------------
                                              Ended          Feb. 28,      Feb. 28,       Feb. 28,      Feb. 29,       Feb. 28,
                                         August 31, 1995       1995          1994           1993          1992           1991
                                         -----------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD..................      $5.25            $5.32         $5.36          $5.22         $5.15          $5.09
                                              -----            -----         -----          -----         -----          -----
Investment Activities
   Net investment income................       0.12             0.22          0.22           0.24          0.28           0.29
   Net realized and unrealized
      gain (loss).......................       0.08            (0.07)        (0.04)          0.14          0.07           0.06
                                              -----            -----         -----          -----         -----          -----
   Total from Investment Activities.....       0.20             0.15          0.18           0.38          0.35           0.35
Distributions
   Net investment income................      (0.12)           (0.22)        (0.22)         (0.24)        (0.28)         (0.29)
                                              -----            -----         -----          -----         -----          -----
NET ASSET VALUE, END OF PERIOD..........      $5.33            $5.25         $5.32          $5.36         $5.22          $5.15
                                              =====            =====         =====          =====         =====          =====
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total Return............................       3.80%            2.91%         3.49%          7.51%         6.94%          7.06%
Ratio of Expenses to Average
   Net Assets...........................       0.57%+           0.59%         0.60%          0.63%         0.67%          0.74%
Ratio of Net Investment Income
   to Average Net Assets................       4.45%+           4.19%         4.18%          4.61%         5.34%          5.67%
Portfolio Turnover Rate.................       61.4%+           93.1%         51.1%          38.5%         81.3%         190.1%
Net Assets, End of Period
   (in thousands).......................    $448,582         $454,084      $540,728       $454,162      $328,312       $232,923
----------------------------------------------------------------------------------------------------------------------------------

+ Annualized.

--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

MARKET ENVIRONMENT

Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.

     The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 4). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six

--------------------------------------------------------------------------------
Municipal Bond and Note Yield
--------------------------------------------------------------------------------

[CHART APPEARS HERE]




months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.

TAX-EXEMPT MONEY FUND

Short-term municipal yields changed little during the quarter ended August 31, despite the usual gyrations due to technical factors (large cash flows from July 1 coupon and maturity payments, and high seasonal note issuance). The money market yield curve is currently rather flat, as the difference between the daily and one-year security yields averaged a meager one-quarter percentage point during the quarter. By comparison, the gap averaged nearly three-quarters of a percentage point during the past 12 months.

     Your fund began the quarter with a weighted average maturity 10 days longer than its peer group average, a posture we believed was appropriate in view of slower economic growth and the possibility of Fed easing. Early in the quarter, we allowed maturities to shorten to take advantage of seasonal issuance, which usually puts upward pressure on yields. Our maturity posture at quarter-end was once again in neutral territory. We expect to remain neutral to slightly aggressive going forward because we believe the Fed will maintain a stable monetary policy near term, new short-term issuance will be lower, and money fund assets will continue to grow about 10% this year.

     Your fund's performance, as shown on the next page, was slightly ahead of its peer group during the past three- and six-month periods ended August 31.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Exempt Money Fund                                       0.82%        1.73%
IBC/Donoghue Money Fund
   Report Average*                                          0.80         1.70
--------------------------------------------------------------------------------
*Stockbroker and General Purpose Funds

TAX-FREE SHORT-INTERMEDIATE FUND

We began the six-month period ended August 31 with a neutral weighted average maturity, a focus on one- to five-year maturities, and increasing exposure to states with favorable supply and demand factors. Further along in the period, evidence of economic slowing prompted us to extend maturities to capture higher yields as rates fell. However, recent data showing strength in home and automobile sales triggered a more cautious posture once again. We ended the fund's most recent fiscal quarter with a weighted average maturity just under three years, down from 3.42 years on May 31 and 3.15 years at the end of February.

     Our focus on one- to five-year maturities contributed significantly to performance. Investor demand for these securities, triggered by tax reform concerns, pushed prices higher and yields lower relative to long-term bonds. Until there is a clear indication of what type of changes will be made in the tax code, investors are still likely to position themselves cautiously in shorter-term bonds.

     Our strategy allowed the fund to outperform its peer group average during both the quarter and the six months ended August 31.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Short-Intermediate
   Fund                                                     1.50%         3.80%
Lipper Short Municipal
   Debt Fund Average                                        1.46          3.63
--------------------------------------------------------------------------------

TAX-FREE INSURED INTERMEDIATE BOND FUND

Our strategy here was similar to that of the Tax-Free Short-Intermediate Fund. We began the six-month period with a neutral duration, a focus on 5- to 10-year maturities, and increasing exposure to states with favorable supply and demand factors. As the economy slowed, we lengthened maturities and then shortened them again in the second fiscal quarter when economic data suggested renewed strength. Investors flocked to bonds with maturities shorter than seven years because of uncertainty surrounding tax-reform discussions. As a result, your fund's allocation to securities with two- to seven-year maturities helped performance.

     We have also increased our allocation to bonds issued by high-tax states, such as New York and Maryland. The added tax advantages for local residents should create stronger demand for these issues, propelling prices higher. We anticipate that 1995 will see the lowest issuance of municipal bonds since 1990, helping bonds from these areas outperform bonds issued by states with lower tax rates.

     This strategy resulted in a stronger performance than our peer group average during the second quarter and the first half of your fund's fiscal year.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Insured
   Intermediate Bond Fund                                    1.71%        5.59%
Lipper Intermediate Municipal
   Debt Fund Average                                         1.55         5.05
--------------------------------------------------------------------------------

TAX-FREE INCOME FUND

Two opposing forces dominated the long end of the municipal market during the past six months. On one hand, the slowing economy provided an environment for declining yields and rising bond prices. On the other hand, concerns about tax reform suggested that long-term municipal bond yields might not fall as much as their taxable counterparts.

     Uncertainty surrounding the tax reform issue kept us from becoming overly aggressive on the direction of tax-exempt yields. Throughout most of the first two fiscal quarters, we maintained the fund's weighted average maturity at about 18 years, and the fund's duration, which measures sensitivity to changes in interest rates, near 7.75 years.

     We were more certain in our outlook on credit quality spreads. Believing that medium-quality, higher-yielding bonds were undervalued, we took the opportunity to add securities in this sector to the portfolio. Subsequently, these bonds rose in price and their yields moved closer to those of higher-quality bonds, aiding fund performance through both price appreciation and the higher income we had captured.

     By the end of June, the municipal bond market appeared to have overreacted to talk of tax reform. Yields on long-term municipals approached 90% of the 30-year Treasury bond yield, and we were able to buy long-term bonds with attractive yields. Your fund's performance lagged modestly during the quarter but performed in line with the average for similar funds during the first six months of the fiscal year.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Income Fund                                         0.45%        4.62%
Lipper General Municipal Debt Fund Average                   0.57         4.62
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND

Your fund started the calendar year with a somewhat defensive maturity posture, which served shareholders well throughout last year's difficult environment. Going into the fiscal year last March, however, we began to make two adjustments that worked out well through the quarter ended August 31. First, we shifted toward a neutral to slightly aggressive position versus the competition. This entailed keeping the fund's duration in a range of 7.3 to 7.6 years, reducing cash levels to about 3%, and extending the weighted average maturity to just beyond 20 years.

     The second change was an increased weighting in below-investment-grade holdings to 30% from 24% of net assets. Yield spreads between high- and lower-quality bonds had increased significantly in 1994, which provided an opportunity to bolster the fund's yield. We recently cut back our purchases in this sector as yield spreads have narrowed once again. This shift in emphasis lowered your fund's average credit quality only slightly, since a portion of these purchases were funded by the sale of BBB-rated bonds.

     These adjustments helped the fund outperform its peer group average over the past three- and six-month periods. Going forward, however, we expect to adopt a more cautious posture since bonds could well have registered most of the gains we anticipate for 1995.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free High Yield Fund                                    1.22%        5.37%
Lipper High Yield Municipal Debt Fund Average               1.05         4.89
--------------------------------------------------------------------------------

OUTLOOK

For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.

--------------------------------------------------------------------------------
Municipal Bonds Hindered by Tax Reform Proposals
--------------------------------------------------------------------------------

In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.

     Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.
--------------------------------------------------------------------------------


     Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.

     The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.

                        Respectfully submitted,

                        /s/ William T. Reynolds

                        William T. Reynolds
                        Director
                        Fixed Income Division

September 20, 1995

--------------------------------------------------------------------------------
Financial Summary
--------------------------------------------------------------------------------

                                                                                                                         SEC
                                                Net Asset Value       Dividend Per Share          Dividend Yield*      30-Day
                                                   Per Share            3 Months Ended            3 Months Ended        Yield
                                              5/31/95     8/31/95     5/31/95     8/31/95      5/31/95      8/31/95    8/31/95
                                              -------------------     -------------------      --------------------    -------
Tax-Exempt Money                              $ 1.00      $ 1.00      $ 0.009     $ 0.008       3.56%        3.26%         --
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                     5.31        5.33         0.06        0.06       4.44         4.43        3.92%
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond             10.62       10.68         0.12        0.12       4.66         4.54        4.33
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                 9.50        9.41         0.13        0.13       5.60         5.58        5.35
------------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield                            11.91       11.87         0.18        0.18       6.25         6.17        5.88
------------------------------------------------------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Money Fund reports seven-day compound yield.


--------------------------------------------------------------------------------
Quality Diversification
--------------------------------------------------------------------------------

                                                             Quality Ratings*                 Weighted Average Quality*
                                                -----------------------------------------     -------------------------
                                                 1         2        3        4       5-10       5/31/95     8/31/95
Tax-Exempt Money                                14%       86%      --       --        --          1.9         1.9
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                     42        36       18%       4%       --          1.8         1.8
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond              30        60       10       --        --          1.9         1.8
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                 11        51       25       10         3%         2.4         2.4
-----------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield                              4        17       18       32        29          3.6         3.7
-----------------------------------------------------------------------------------------------------------------------

* On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

--------------------------------------------------------------------------------
Duration and Maturity
--------------------------------------------------------------------------------

                                             Weighted Average                Weighted Average
                                         Effective Duration (years)          Maturity (years)
                                         --------------------------       ---------------------
                                            5/31/95      8/31/95          5/31/95       8/31/95
Tax-Exempt Money                               --           --               49*           55*
-----------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                   2.7          2.5              3.4           3.0
-----------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond            5.6          5.4              7.6           7.2
-----------------------------------------------------------------------------------------------
Tax-Free Income                               7.6          7.8             18.0          18.1
-----------------------------------------------------------------------------------------------
Tax-Free High Yield                           7.2          7.3             20.1          20.1
-----------------------------------------------------------------------------------------------

* Maturity is in days.


--------------------------------------------------------------------------------
Average Annual Compound Total Return - Calendar Year
--------------------------------------------------------------------------------

                                                                 Periods Ended 6/30/95
                                             -----------------------------------------------------------
                                             1 Year       5 Years      10 Years        Since Inception
Tax-Exempt Money                              3.14%        3.06%        4.01%        4.70%        (4/81)
--------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                   5.85         5.76         5.77         6.09        (12/83)
--------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond            7.72          --           --          7.27        (11/92)
--------------------------------------------------------------------------------------------------------
Tax-Free Income                               8.66         8.18         8.16         7.20        (10/76)
--------------------------------------------------------------------------------------------------------
Tax-Free High Yield                           8.04         8.40         9.50         9.77         (3/85)
--------------------------------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

     Tele*Access(R)(1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a Stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------

--------------------------------------------


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Funds.







Invest With Confidence/(R)/ [LOGO APPEARS HERE]
T. Rowe Price


TFF


------------------------------------
                   SEMIANNUAL REPORT
------------------------------------


           T. Rowe Price
           -------------

           TAX-FREE FUNDS

           AUGUST 31, 1995




         [LOGO APPEARS HERE]